Exhibit 10.4

Execution Version

ELEVENTH AMENDMENT

TO

SENIOR REVOLVING CREDIT AGREEMENT

DATED AS OF SEPTEMBER 10, 2015

AMONG

HALCÓN RESOURCES CORPORATION,
AS BORROWER,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

J. P. MORGAN SECURITIES LLC,

AS SOLE LEAD ARRANGER

J. P. MORGAN SECURITIES LLC AND WELLS FARGO SECURITIES, LLC,

AS JOINT BOOKRUNNERS

ELEVENTH AMENDMENT
TO SENIOR REVOLVING CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO SENIOR REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of September 10, 2015 is among HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”), each of the undersigned Lenders party to the Credit Agreement, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

R E C I T A L S

A.            Reference is made to that certain Senior Revolving Credit Agreement dated as of February 8, 2012 (as amended, restated, modified or otherwise supplemented prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, and as may be further amended, restated, modified or supplemented the “Amended Credit Agreement”) among the Borrower, each of the Lenders party thereto and the Administrative Agent, pursuant to which the Lenders have made certain credit and other financial accommodations available to and on behalf of the Borrower and its Subsidiaries.

B.            The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement.  Unless otherwise indicated, all section references in this Amendment refer to sections of the Amended Credit Agreement.

Section 2.                      Amendments to Credit Agreement.

2.1          Amendments to Section 1.02.  Section 1.02 is hereby amended by deleting and replacing, or adding, as applicable, the following terms in the appropriate alphabetical order:

“Additional Third Lien Notes” means additional senior secured notes permitted pursuant to Section 9.02(l) which may be issued from time to time.

“Consolidated Net Income” means with respect to the Borrower and its Consolidated Restricted Subsidiaries for any period, the aggregate of the net income (or loss) of the Borrower and the Consolidated Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent otherwise included therein) the following: (a) the net income of any Person in which the Borrower or any Consolidated Restricted Subsidiary has

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an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of the Borrower and the Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to the Borrower or to a Consolidated Restricted Subsidiary; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Governmental Requirement applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) any extraordinary non-cash gains or losses during such period; (d) any gains or losses attributable to writeups or writedowns of assets, including ceiling test writedowns; (e) any gain or loss, together with any provision for taxes on such gain or loss, realized in connection with any sale, transfer, or other disposition of any assets or business, which is not made in the ordinary course of business; (f) any unrealized non-cash gains, losses or adjustments as a result of changes in the fair market value of derivatives; and (g) any income attributable to cancellation or early extinguishment of any Debt of Borrower or a Consolidated Restricted Subsidiary; and provided further that if the Borrower or any Consolidated Restricted Subsidiary shall acquire or dispose of any Property during such period or a Subsidiary shall be redesignated as either an Unrestricted Subsidiary or a Restricted Subsidiary, then Consolidated Net Income shall be calculated after giving pro forma effect to such acquisition, merger, disposition or redesignation, as if such acquisition, merger, disposition or redesignation had occurred on the first day of such period.

“Eleventh Amendment Effective Date” means September 10, 2015.

“Initial Third Lien Indenture” means that certain Indenture dated as of September 10, 2015 among the Borrower, the Guarantors (as defined therein) and the Third Lien Trustee, pursuant to which the Initial Third Lien Notes are issued.

“Initial Third Lien Notes” means the 13.0% senior secured notes due 2022 issued pursuant to the Initial Third Lien Indenture.

“Permitted Refinancing Debt” means Debt (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to refinance, all or any Senior Notes, Second Lien Notes or Third Lien Notes (the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of the (i) aggregate principal amount then outstanding of the applicable Refinanced Debt (or, if the applicable Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) plus (ii) an amount necessary to pay any fees and expenses, including premiums, related to such exchange or refinancing; (b) such new Debt has a stated maturity no earlier than the stated maturity of the Refinanced Debt and an average life no shorter than the

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average life of the Refinanced Debt; (c) such new Debt does not contain any covenants which are materially more onerous to the Borrower and its Restricted Subsidiaries than those imposed by the Refinanced Debt, (d) such new Debt (and any guarantees thereof) is subordinated in right of payment to the Secured Obligations (or, if applicable, the Guaranty Agreement) to at least the same extent as the Refinanced Debt and (e) if such new Debt replaces any Second Lien Notes or Third Lien Notes the agent for such executes a Priority Confirmation Joinder to the Intercreditor Agreement subjecting such new Debt to the terms of the Intercreditor Agreement.  For the avoidance of doubt, if any Senior Notes are exchanged for Second Lien Notes or Third Lien Notes, the sum of such Refinanced Debt and any outstanding Second Lien Notes or Third Lien Notes, as applicable, at such time may not exceed the aggregate principal amount of Second Lien Notes or Third Lien Notes permitted pursuant to Section 9.02(k) or Section 9.02(l), as applicable.

“Priority Confirmation Joinder” has the meaning assigned such term in the Intercreditor Agreement.

“Third Lien Indenture” means (a) the Initial Third Lien Indenture, (b) any indenture or supplemental indenture pursuant to which Additional Third Lien Notes are issued, and (c) any indenture, note purchase agreement or other agreement pursuant to which any Permitted Refinancing Debt is issued in exchange for, or the proceeds of which are used to refinance, all or any Third Lien Notes, in each case, and as amended from time to time, in compliance with this Agreement and the Intercreditor Agreement.

“Third Lien Notes” means (a) the Initial Third Lien Notes and (b) the Additional Third Lien Notes.

“Third Lien Trustee” means U.S. Bank National Association.

“Total Secured Debt” means (a) debt described in clause (a) of the definition of Secured Obligations and all renewals, extensions and/or rearrangements thereof, (b) the Second Lien Notes, and (c) without duplication of clauses (a) and (b), (i) all funded Debt of the Borrower and the Restricted Subsidiaries of the type described in clause (a) of the definition of Debt, (ii) all Debt of the Borrower and the Restricted Subsidiaries of the types described in clauses (b) (net of any cash collateral securing Letters of Credit), and (l) of the definition of Debt, and (iii) all Debt of others that is funded of the type described in clause (f) of the definition of Debt, in each case that is secured by a Lien on any Property of the Borrower and the Restricted Subsidiaries; provided that the Third Lien Notes shall be excluded from Total Secured Debt.

2.2          Amendment to Section 8.01(q).  Section 8.01(q) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(q)         Issuance of Additional Second Lien Notes, Additional Third Lien

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Notes and Permitted Refinancing.  In the event the Borrower intends to issue Additional Second Lien Notes, Additional Third Lien Notes or refinance any of the Second Lien Notes or the Third Lien Notes with the proceeds of Permitted Refinancing Debt as contemplated by Section 9.02(k) or Section 9.02(l), as applicable, three (3) Business Days prior written notice of such intended offering therefor, the amount thereof and the anticipated date of closing and the Borrower will furnish a copy of the preliminary offering memorandum (if any) and the final offering memorandum (if any).”

2.3          Amendment to Section 8.12(c)(vi). Section 8.12(c)(vi) is hereby amended by replacing the reference to “Section 8.14(a)” with a reference to “Section 8.20”.

2.4          Amendment to Sections 8.13(a) and (c).  Sections 8.13(a) and (c) are hereby amended by deleting such Sections in their entirety and replacing them with the following:

“(a)         On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.12(a), to the extent requested by Administrative Agent, the Borrower will deliver title information in form and substance acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least (i) 85% or (ii) after the later of (A) April 1, 2016 or (B) the date of the delivery of a Reserve Report on which the ratio of Total Secured Debt as of such date to EBITDA for the four fiscal quarters most recently ended for which financial statements have been delivered is equal to or less than 1.0 to 1.0, 75% of the total value of the Oil and Gas Properties evaluated by such Reserve Report.

(c)           If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the required period of time or the Borrower does not comply with the requirements to provide acceptable title information covering 85% or 75%, as applicable, of the Oil and Gas Properties evaluated in the most recent Reserve Report, such default shall not be a Default, but instead the Administrative Agent and/or the Super Majority Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders.  To the extent that the Administrative Agent or the Super Majority Lenders are not satisfied with title to any Mortgaged Property after the required period of time has elapsed, such unacceptable Mortgaged Property shall not count towards the 85% or 75%, as applicable, requirement, and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Super Majority Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information on 85% or 75%, as applicable, of the value of the Oil and Gas

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Properties.  This new Borrowing Base shall become effective immediately after receipt of such notice.”

2.5          Amendment to Article VIII.  Article VIII of the Credit Agreement is hereby amended to add the following two additional sections at the end thereof to read as follows:

“Section 8.20 Additional Collateral — Eleventh Amendment Effective Date. From and after the Eleventh Amendment Effective Date, in connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.12(c)(vi)) to ascertain whether the Mortgaged Properties represent at least (i) 90% or (ii) after the later of (A) April 1, 2016 or (B) the date of the delivery of a Reserve Report on which the ratio of Total Secured Debt as of such date to EBITDA for the four fiscal quarters most recently ended for which financial statements have been delivered is equal to or less than 1.0 to 1.0, 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production.  In the event that the Mortgaged Properties do not represent at least 90% or 80%, as applicable, of such total value, then the Borrower shall, and shall cause its Restricted Subsidiaries to, grant, within thirty (30) days of delivery of the certificate required under Section 8.12(c), to the Administrative Agent as security for the Secured Obligations a first-priority Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 90% or 80%, as applicable, of such total value.  All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.  In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.14(b).”

“Section 8.21        Granting of Liens to Secure Third Lien Notes. The Borrower will not, and will not permit any Restricted Subsidiary to, grant a Lien on any Property to secure the Third Lien Notes without first (i) giving ten (10) days’ prior written notice to the Administrative Agent thereof and (ii) granting to the Administrative Agent to secure the Secured Obligations a first-priority, perfected Lien on the same Property pursuant to Security Instruments in form and substance satisfactory to the Administrative Agent (provided that Excepted Liens identified in clauses (a) to (f) of the definition thereof, but subject to the provisions at the end of such definition, may exist).  In connection therewith, the Borrower shall, or shall cause its Restricted Subsidiaries to, execute and deliver such other additional

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closing documents, certificates and legal opinions of the type typically given with regard to such matters as shall reasonably be requested by the Administrative Agent.”

2.6          Amendment to Section 9.02(d).  Section 9.02(d) is hereby amended by replacing the reference to “Sections 9.02(j) and (k)” with “Sections 9.02(j) and (m)”.

2.7          Amendment to Section 9.02(j).  Section 9.02(j) is hereby amended by replacing the reference to “Sections 9.02(d) and (k)” with “Sections 9.02(d) and (m)”.

2.8          Amendment to Section 9.02.  Section 9.02 is hereby amended by renumbering Section 9.02(l) as Section 9.02(m) and adding the following as Section 9.02(l):

“(l)          Debt under the Third Lien Notes and any guarantees thereof, the principal amount of which does not exceed $1,020,000,000 in the aggregate; provided that (i) at the time of incurring such Debt (A) no Default has occurred and is then continuing and (B) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment of Debt with the proceeds of such incurrence), (ii) such Debt is incurred in exchange for Senior Notes at a discount to par of at least 20%, (iii) such Debt does not have any scheduled amortization prior to six months after the Maturity Date, (iv) such Debt does not mature sooner than six months after the Maturity Date, (v) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, and (vi) such Debt and any guarantees thereof are on prevailing market terms for similarly situated companies; and any Permitted Refinancing Debt with respect to any such Third Lien Notes.”

2.9          Amendment to Section 9.03.  Section 9.03 is hereby amended by adding the following as Section 9.03(g):

“(g)         Liens securing the Third Lien Notes permitted by Section 9.02(l).”

2.10        Amendment to Section 9.04(c).  Section 9.04(c) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(c)         Redemption of Senior Notes; Amendment of Senior Indentures.  The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Senior Notes; provided that the Borrower may Redeem any Senior Notes in a principal amount not exceeding the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower, in exchange for the Third Lien Notes or with the aggregate principal amount of Permitted Refinancing Debt, (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, supplement, modification, waiver or other change to, any of the terms of the Senior Notes or any Senior Indenture if the effect thereof would be to (A) (I) shorten its maturity or

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average life if the existing maturity is prior to the Maturity Date or (II) shorten its maturity to a date earlier than the date that is ninety-one (91) days after the Maturity Date if its existing maturity is after the Maturity Date or (B) increase the amount of any payment of principal thereof or (C) increase the rate or shorten any period for payment of interest thereon, provided that the foregoing shall not prohibit the execution of supplemental indentures to add guarantors if required by the terms of any Senior Indenture provided such Person complies with Section 8.14(b).”

2.11        Amendment to Section 9.04.  Section 9.04 is hereby amended by deleting the title thereto and replacing it with “Dividends, Distributions and Redemptions; Repayment of Senior Notes, Second Lien Notes and Third Lien Notes”, and adding a new Section 9.04(e) as follows:

“(e)         Redemption of Third Lien Notes; Amendment of Third Lien Indenture.  The Borrower will not, and will not permit any Restricted Subsidiary to, prior to the date that is ninety-one (91) days after the Maturity Date: (i) call, make or offer to make any optional or voluntary Redemption of or otherwise optionally or voluntarily Redeem (whether in whole or in part) the Third Lien Notes; provided that the Borrower may Redeem any Third Lien Notes in a principal amount not exceeding the Net Cash Proceeds of any sale of Equity Interests (other than Disqualified Capital Stock) of the Borrower or with the aggregate principal amount of Permitted Refinancing Debt or (ii) amend, modify, waive or otherwise change, consent or agree to any amendment, supplement, modification, waiver or other change to, any of the terms of the Third Lien Notes or the Third Lien Indenture if the effect thereof would be to shorten its maturity to a date that is less than ninety-one (91) days after the Maturity Date or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon, provided that the foregoing shall not prohibit the execution of supplemental indentures to add guarantors if required by the terms of the Third Lien Indenture provided such Person complies with Section 8.14(d).”

2.12        Amendment to Section 9.17(h).  Section 9.17(h) is hereby amended by adding the phrase “or Third Lien Notes permitted by Section 9.02(l)” after the reference to Section 9.02(k) therein.

2.13        Amendment to Section 10.01(n).  Section 10.01(n) is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(n)         the Intercreditor Agreement shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with its terms against Borrower or any party thereto or any holder of any Second Lien Notes or Third Lien Notes or shall be repudiated by any of them, or cause the Liens of the Second Lien Notes or the Third Lien Notes to be senior or pari passu in right to the Liens of this Agreement, or any payment by Borrower or any Guarantor in violation of the terms of the Intercreditor Agreement.”

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Section 3.                      Borrowing Base.  As of the Amendment Effective Date (as defined below), and after giving effect to Section 9.02(l) with respect to a reduction of the Borrowing Base attributable to the exchange of Senior Notes for the Third Lien Notes, Lenders constituting the Super Majority Lenders and the Borrower agree that the amount of the Borrowing Base shall be $850,000,000 and such Borrowing Base shall remain in effect until the Borrowing Base is otherwise redetermined or adjusted in accordance with the Credit Agreement.  This provision does not limit the right of the parties to initiate interim redeterminations of the Borrowing Base in accordance with Section 2.07(b) or further adjustments pursuant to Section 2.07(e), Section 2.07(f), Section 8.13(c) or Section 9.13.  This Section 3 constitutes the New Borrowing Base Notice in accordance with Section 2.07(d).

Section 4.                      Conditions Precedent.  This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (such date, the “Amendment Effective Date”):

4.1          Amendment.  The Administrative Agent shall have received a counterpart of this Amendment signed by the Borrower, the Guarantors, and Lenders constituting the Super Majority Lenders.

4.2          Priority Confirmation Joinder to Intercreditor Agreement.  The Administrative Agent shall have received a counterpart of the Priority Confirmation Joinder to the Intercreditor Agreement signed by the Borrower, the Trustee and the Third Lien Collateral Trustee.

4.3          Initial Third Lien Notes.  The Third Lien Indenture shall be in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Agent shall be reasonably satisfied that (a) the Borrower has, or will contemporaneously exchange Senior Notes for the Third Lien Notes pursuant to the Third Lien Indenture and (b) all Property constituting security for the Third Lien Notes is subject to a first-priority perfected Lien in favor of Administrative Agent under the Security Instruments.

4.4          Fees.  The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment in full of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

4.5          No Default; No Material Adverse Effect.  At the time of and immediately after giving effect to this Amendment, (a) no Default or Event of Default shall have occurred and be continuing and (b) no event or events shall have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

4.6          The Administrative Agent shall have received a legal opinion addressed to the Administrative Agent and the Lenders in form and substance reasonably acceptable to the Administrative Agent from Mayer Brown stating that the exchange of the Senior Notes for the Third Lien Notes and incurrence of the Liens to secure the Third Lien Notes does not violate the terms of the Senior Notes Indentures or the Second Lien Indentures.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the

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Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5.              Miscellaneous.

5.1          Confirmation.  The provisions of the Amended Credit Agreement shall remain in full force and effect following the effectiveness of this Amendment.

5.2          Ratification and Affirmation; Representations and Warranties.  Each Obligor hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, and (c) represents and warrants to the Lenders that on and as of the date hereof, and immediately after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except those which have a materiality qualifier, which shall be true and correct as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date; (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

5.3          Loan Document.  This Amendment is a Loan Document.

5.4          Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or electronic transmission in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart hereof.

5.5          NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6          GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

5.7          Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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5.8          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[This page intentionally left blank.  Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief
Financial Officer and Treasurer

GUARANTORS:	HALCÓN HOLDINGS, INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN ENERGY PROPERTIES, INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN GULF STATES, LLC
HALCÓN OPERATING CO., INC.
HRC ENERGY RESOURCES (WV), INC.
HRC ENERGY LOUISIANA, LLC
HRC PRODUCTION COMPANY
HALCÓN FIELD SERVICES, LLC
HALCÓN LOUISIANA OPERATING, L.P.
HRC ENERGY, LLC
HRC OPERATING, LLC
HK ENERGY, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK OIL & GAS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC HK RESOURCES, LLC THE 7711 CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief
Financial Officer and Treasurer, for and on behalf of each of the foregoing Guarantors

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

	By:	/s/ Darren Vanek
		Name:	Darren Vanek
		Title:	Executive Director

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	WELLS FARGO BANK, N.A., as Lender

	By:	/s/ Todd C. Fogle
		Name:	Todd C. Fogle
		Title:	Vice President

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BMO HARRIS FINANCING, INC., as Lender

	By:	/s/ James V. Ducote
		Name:	James V. Ducote
		Title:	Managing Director

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BARCLAYS BANK PLC, as Lender

	By:	/s/ Luke Syme
		Name:	Luke Syme
		Title:	Assistant Vice President

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	SUNTRUST BANK, as Lender

	By:	/s/ Shannon Juhan
		Name:	Shannon Juhan
		Title:	Director

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

	By:	/s/ Victor Ponce de León
		Name:	Victor Ponce de León
		Title:	Senior Vice President

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	GOLDMAN SACHS BANK USA, as Lender

	By:	/s/ Michelle Latzoni
		Name:	Michelle Latzoni
		Title:	Authorized Signatory

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ROYAL BANK OF CANADA, as Lender

	By:	/s/ Jay T. Sartain
		Name:	Jay T. Sartain
		Title:	Authorized Signatory

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BANK OF AMERICA, N.A., as Lender

	By:	/s/ Bryan Heller
		Name:	Bryan Heller
		Title:	Director

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

	By:	/s/ Doreen Barr
		Name:	Doreen Barr
		Title:	Authorized Signatory

	By:	/s/ Michael Moreno
		Name:	Michael Moreno
		Title:	Authorized Signatory

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	NATIXIS, as Lender

	By:	/s/ Stuart Murray
		Name:	Stuart Murray
		Title:	Managing Director

	By:	/s/ Vikram Nath
		Name:	Vikram Nath
		Title:	Vice President

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	ING CAPITAL LLC, as Lender

	By:	/s/ Josh Strong
		Name:	Josh Strong
		Title:	Director

	By:	/s/ Charles Hall
		Name:	Charles Hall
		Title:	Managing Director

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	COMERICA BANK, as Lender

	By:	/s/ William Robinson
		Name:	William Robinson
		Title:	Senior Vice President

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	BNP PARIBAS as Lender

	By:	/s/ Scott Joyce
		Name:	Scott Joyce
		Title:	Managing Director

	By:	/s/ Sriram Chandrasekaran
		Name:	Sriram Chandrasekaran
		Title:	Director

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION

LENDER:	CREDIT SUISSE LOAN FUNDING, LLC, as Lender

	By:	/s/ Barry Zamore
		Name:	Barry Zamore
		Title:	Authorized Signatory

	By:	/s/ Robert Healey
		Name:	Robert Healey
		Title:	Authorized Signatory

SIGNATURE PAGE — ELEVENTH AMENDMENT

HALCÓN RESOURCES CORPORATION